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                                 LEASE AGREEMENT

THIS AGREEMENT is made the 13th day of June, One Thousand Nine Hundred and Eighty-Eight (1988), by and between

         LINE LEXINGTON MANAGEMENT CORP. (a Pennsylvania Corporation) of Gwynedd Plaza I, Suite 201, Spring House, PA 19477 (hereinafter called Lessor), of the one part, and

         TELESCIENCES C O SYSTEMS, INC. (a Delaware Corporation) of 351 New Albany Road, Moorestown, N.J. 08057-1177 (hereinafter called Lessee), of the other part (the "Parties").

Premises:

Lessor does hereby demise and let unto Lessee all that certain 34,000 sq.ft. Building situate 800 Glen Avenue, Moorestown Township, Burlington County, New Jersey, (Lot 3, Block 214F of the Tax Map) to be used and occupied as Office, Light Manufacturing, Assembly and Storage and for no other purpose; said building is fully heated and air conditioned.

Term and Commencement Date:

The term of this Agreement shall be five (5) years and eleven (11) days commencing on the Twenty-First day of August, One Thousand Nine Hundred and Eighty-Eight (1988) and ending the Thirty First day of August, One Thousand Nine Hundred and Ninety-Three (1993). Lessee shall be responsible for procuring any new or additional operating or occupancy Permits, if necessary, and to pay the fee(s) for same. Lessee agrees also to apply for any such Permit(s) within 10 days of the execution of this Agreement. Rent shall not be waived or prorated as a result of any delay or failure on the part of Lessee to procure necessary Permits.

Upon the following Conditions and Covenants:

Payment     1st: The Tenant covenants and agrees to pay to the Landlord, as rent
of Rent     for and during the term hereof, the sum of ONE HUNDRED AND TWENTY
            THOUSAND DOLLARS ($120,000.00), lawful money of the United States of America, payable in monthly installments in advance during the said term of this Lease in sums of TEN THOUSAND DOLLARS ($10,000.00) on the First day of each month, full rent to commence on September lst, 1988. The August 1988 rental payment shall be prorated between the current Lease, which expires on August 20, 1988, and this new
            Agreement; said payment in the amount of $6,748.39 shall be due on August lst, 1988. The rental for the period September 1, 1991 through August 31, 1993 shall be increased to ONE HUNDRED AND TWENTY
            EIGHT



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            THOUSAND, FIVE HUNDRED AND TWENTY DOLLARS ($128,520.00) payable in monthly installments of TEN THOUSAND, SEVEN HUNDRED AND TEN DOLLARS ($10,710.00).

Repairs     2nd: The Tenant has examined the premises and has entered into this
and Care    lease without any representation on the part of the Landlord as to the condition thereof. The Tenant shall take good care of the premises and shall at the Tenant's own cost and expense, make all repairs, including painting and decorating, and shall maintain the premises in good condition and state of repair, and at the end or other expiration of the term hereof, shall deliver up the rented premises in good order and condition, wear and tear from a reasonable use thereof, and damage by the elements not resulting from the neglect or fault of the Tenant, excepted. The Tenant shall neither encumber nor obstruct the sidewalks, driveways, yards, entrances, hallways and stairs, but shall keep and maintain the same in a clean condition, free from debris, trash, refuse, snow and ice.

Glass, etc. 3rd: In case of the destruction of or any damage to the glass in the
Damage      leased premises, or the destruction of or damage of any kind
Repairs     whatsoever to the said premises, the Tenant shall repair the said damage or replace or restore any destroyed parts of the premises, as speedily as possible, at the Tenant's own cost and expense.

Alterations 4th: No alterations, additions or improvements shall be made, and no
Improve-    climate regulating, air conditioning, cooling, heating or sprinkler
ments       systems, television or radio antennas, heavy equipment, apparatus and fixtures, shall be installed in or attached to the leased premises, without the written consent of the Landlord. Unless otherwise provided herein, all such alterations, additions or improvements and systems, when made, installed in or attached to the said premises, shall belong to and become the property of the Landlord and shall be surrendered with the premises and as part thereof upon the expiration or sooner termination of this lease, without hindrance, molestation or injury.

Signs 5th: The Tenant shall not place nor allow to be placed any signs of any kind whatsoever, upon, in or about the said premises or any part thereof, except of a design and structure and in or at such places as may be indicated and consented to by the Landlord in writing. In case the Landlord or the Landlord's agents, employees or representatives shall deem it necessary to remove any such signs in order to paint or make any repairs, alterations or improvements in or upon said premises or any part thereof, they may be so removed, but shall be replaced at the Landlord's expense when the said repairs, alterations or improvements shall have been completed. Any signs permitted by the Landlord shall at all times conform with all municipal ordinances or other laws and regulations applicable thereto.

Utilities   6th: The Tenant shall pay when due all the rents or charges for water or other utilities used by the Tenant, which are or may be assessed or imposed upon the leased premises or which are or may be charged to the Landlord by the suppliers thereof during the term hereof,


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            and if not paid, such rents or charges shall be added to and become payable as additional rent with the installment of rent next due or within 30 days of demand therefor, whichever occurs sooner.

Compliance  7th: The Tenant shall promptly comply with all laws, ordinances,
with Laws   rules, regulations, requirements and directives of the Federal,
etc.        State and Municipal Governments or Public Authorities and of all
            their departments, bureaus and subdivisions, applicable to and affecting the said premises, their use and occupancy, for the correction, prevention and abatement of nuisances, violations or other grievances in, upon or connected with the said premises, during the term hereof; and shall promptly comply with all orders, regulations, requirements and directives of the Board of Fire
            Underwriters or similar authority and of any insurance companies which have issued or are about to issue policies of insurance covering the said premises and its contents, for the prevention of fire or other casualty, damage or injury, at the Tenant's own cost and expense.

Liability   8th: The Tenant, at Tenant's own cost and expense, shall obtain or
in          provide and keep in full force for the benefit of the Landlord,
Insurance   during the term hereof, general public liability insurance, insuring
See Par. 41 the Landlord against any and all liability or claims of liability arising out of, occasioned by or resulting from any accident or otherwise in or about the leased premises, for injuries to any person or persons and for loss or damage to the property of any person or persons. The policy or policies of insurance shall be of a company or companies authorized to do business in this State and shall be delivered to the Landlord, together with evidence of the payment of the premiums therefor, not less than fifteen days prior to the commencement of the term hereof or of the date when the Tenant shall enter into possession, whichever occurs sooner. At least fifteen days prior to the expiration or termination date of any policy, the Tenant shall deliver a renewal or replacement policy with proof of the payment of the premium therefor. The Tenant also agrees to and shall save, hold and keep harmless and indemnify the Landlord from and for any and all payments, expenses, costs, attorney fees and from and for any and all claims and liability for losses or damage to property or injuries to persons occasioned wholly or in part by or resulting from any acts or omissions by the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors, or for any cause or reason whatsoever arising out of or by reason of the occupancy by the Tenant and the conduct of the Tenant's business.

Assignment  9th: The Tenant shall not, without the written consent of the
            Landlord, assign this lease, nor sublet or sublease the premises or any part thereof, which consent shall not be unreasonably withheld.

Restriction 10th: The Tenant shall not occupy or use the leased premises or any of Use part thereof, nor permit or suffer the same to be occupied or used for any purposes other than as herein limited, nor for any purpose deemed unlawful, disreputable, or extra hazardous, on account of fire or other casualty.


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Mortgage    11th: This lease shall not be a lien against the said premises in
Priority respect to any mortgages that may hereafter be placed upon said premises. The recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien to this lease, irrespective of the date of recording and the Tenant agrees to execute any instruments, without cost, which may be deemed necessary or desirable, to further effect the subordination of this lease to any such mortgage or mortgages. A refusal by the Tenant to execute such instruments shall entitle the Landlord to the option of cancelling this lease, and the term hereof is hereby expressly limited accordingly.

Condemna-   12th: If the land and premises leased herein, or of which the leased
tion        premises are a part, or any portion thereof, shall be taken under
Eminent     eminent domain or condemnation proceedings, or if suit or other
Domain      action shall be instituted for the taking or condemnation thereof, or if in lieu of any formal condemnation proceedings or actions, the Landlord shall grant an option to purchase and or shall sell and convey the said premises or any portion thereof, to the governmental or other public authority, agency, body or public utility, seeking to take said land and premises or any portion thereof, then this lease, at the option of the Landlord, shall terminate, and the term hereof shall end as of such date as the Landlord shall fix by notice in writing; and the Tenant shall have no claim or right to claim or be entitled to any portion of any amount which may be awarded as damages or paid as the result of such condemnation proceedings or paid as the purchase price for such option, sale or conveyance in lieu of formal condemnation proceedings; and all rights of the Tenant to damages, if any, are hereby assigned to the Landlord. The
            Tenant agrees to execute and deliver any instruments, at the expense of the Landlord, as may be deemed necessary or required to expedite any condemnation proceedings or to effectuate a proper transfer of title to such governmental or other public authority, agency, body or public utility seeking to take or acquire the said lands and premises or any portion thereof. The Tenant covenants and agrees to vacate the said premises, remove all the Tenant's personal property therefrom and deliver up peaceable possession thereof to the Landlord or to such other party designated by the Landlord in the aforementioned notice. Failure by the Tenant to comply with any provisions in this clause shall subject the Tenant to such costs, expenses, damages and losses as the Landlord may incur by reason of the Tenant's breach hereof.

Fire and    13th: In case of fire or other casualty, the Tenant shall give
other       immediate notice to the Landlord. If the premises shall be partially
Casualty    damaged by fire, the elements or other casualty, the Landlord shall repair the same as speedily as practicable, but the Tenant's obligation to pay the rent hereunder shall not cease. If, in the opinion of the Landlord, the premises be so extensively and substantially damaged as to render them untenantable, then the rent shall cease until such time as the premises shall be made tenantable by the Landlord. However, if, in the opinion of the Landlord, the premises be totally destroyed or so extensively and substantially damaged as to require practically a rebuilding thereof, then the rent shall be paid up to the time of such destruction and then and from thenceforth this lease shall come to an end. In no event however, shall the provisions of this clause become effective or be applicable, if the fire or other casualty and damage shall be the result of the carelessness, negligence or improper conduct of the Tenant or the Tenant's agents, employees, guests,


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            licensees, invitees, subtenants, assignees or successors. In such case, the Tenant's liability for the payment of the rent and the performance of all the covenants, conditions and terms hereof on the Tenant's part to be performed shall continue and the Tenant shall be liable to the Landlord for the damage and loss suffered by the Landlord. If the Tenant shall have been insured against any of the risks herein covered, then the proceeds of such insurance shall be paid over to the Landlord to the extent of the Landlord's costs and expenses to make the repairs hereunder, and such insurance carriers shall have no recourse against the Landlord for reimbursement.

Reimburse-  14th: If the Tenant shall fail or refuse to comply with and perform
ment of     any conditions and covenants of the within lease, the Landlord may,
Landlord    if the Landlord so elects, carry out and perform such conditions and covenants, at the cost and expense of the Tenant, and the said cost and expense shall be payable on demand, or at the option of the Landlord shall be added to the installment of rent due immediately thereafter but in no case later than one month after such demand, whichever occurs sooner, and shall be due and payable as such. This remedy shall be in addition to such other remedies as the Landlord may have hereunder by reason of the breach by the Tenant of any of the covenants and conditions in this lease contained.

Inspection  15th: The Tenant agrees that the Landlord and the Landlord's agents,
and         employees or other representatives, shall have the right to
Repair      enter into and upon the said premises or any part thereof, at all reasonable hours, for the purpose of examining the same or making such repairs or alterations therein as may be necessary for the safety and preservation thereof. This clause shall not be deemed to be a covenant by the Landlord nor be construed to create an obligation on the part of the Landlord to make such inspection or repairs.

Right to    16th: The Tenant agrees to permit the Landlord and the Landlord's
Exhibit     agents, employees or other representatives to show the premises to persons wishing to rent or purchase the same, and Tenant agrees that on and after 120 days next preceding the expiration of the term hereof, the Landlord or the Landlord's agents, employees or other representatives shall have the right to place notices on the front of said premises or any part thereof, offering the premises for rent or for sale; and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

Increase of 17th: If for any reason it shall be impossible to obtain fire and
Insurance   other hazard insurance on the building and improvements on the
Rates       leased premises, in an amount and in the form and in insurance
See         companies acceptable to the Landlord, the Landlord may, if the
Par. 39     Landlord so elects at any time thereafter, terminate this lease and the term hereof, upon giving to the Tenant fifteen days notice in writing of the Landlord's intention so to do, and upon the giving of such notice, this lease and the term thereof shall terminate.

Removal of  18th: Any equipment, fixtures, goods or other property of the
Tenant's Tenant, not removed by the Tenant upon the termination of this lease, or upon any quitting, vacating or abandonment of the premises by the Tenant, or upon the Tenant's eviction, shall be considered as


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Property    abandoned and the Landlord shall have the right, without any notice to the Tenant, to sell or otherwise dispose of the same, at the expense of the Tenant, and shall not be accountable to the Tenant for any part of the proceeds of such sale, if any.

Remedies    19th: If there should occur any default on the part of the Tenant in
upon        the performance of any conditions and covenants herein contained, or
Tenant's    if during the term hereof the premises or any part thereof shall be
Default     or become abandoned or deserted, vacated or vacant, or should the
            Tenant be evicted by summary proceedings or otherwise, the Landlord, in addition to any other remedies herein contained or as may be permitted by law, may either by force or otherwise, without being liable for prosecution therefor, or for damages, re-enter the said premises and the same have and again possess and enjoy; and as agent for the Tenant or otherwise, re-let the premises and receive the rents therefor and apply the same, first to the payment of such expenses, reasonable attorney fees and costs, as the Landlord may have been put to in re-entering and repossessing the same and in making such repairs and alterations as may be necessary; and second to the payment of the rents due hereunder. The Tenant shall remain liable for such rents as may be in arrears and also the rents as may accrue subsequent to the re-entry by the Landlord, to the extent of the difference between the rents reserved hereunder and the rents, if any, received by the Landlord during the remainder of the unexpired term hereof, after deducting the aforementioned expenses, fees and costs; the same to be paid as such deficiencies arise and are ascertained each month.

Termination 20th: Upon the occurrence of any of the contingencies set forth in on Default the preceding clause, or should the Tenant be adjudicated a bankrupt, insolvent or placed in receivership, or should proceedings be instituted by or against the Tenant for bankruptcy, insolvency, receivership, agreement of composition or assignment for the benefit of creditors, or if this lease or the estate of the Tenant hereunder shall pass to another by virtue of any court proceedings, writ of execution, levy, sale, or by operation of law, the Landlord may, if the Landlord so elects, at any time thereafter, terminate this lease and the term hereof, upon giving to the Tenant or to any trustee, receiver, assignee or other person in charge of or acting as custodian of the assets or property of the tenant, five days notice in writing, of the Landlord's intention so to do. Upon the giving of such notice, this lease and the term hereof shall end on the date fixed in such notice as if the said date was the date originally fixed in this lease for the expiration hereof; and the Landlord shall have the right to remove all persons, goods, fixtures and chattels therefrom, by force or otherwise, without liability for damages.

Non-Liabil- 21st: The Landlord shall not be liable for any damage or injury
ity of      which may be sustained by the Tenant or any other person, as a
Landlord    consequence of the failure, breakage, leakage or obstruction of the water, plumbing, steam, sewer, waste or soil pipes, roof, drains, leaders, gutters, valleys, downspouts or the like or of the electrical, gas, power, conveyor, refrigeration, sprinkler, air conditioning or heating systems, elevators or hoisting equipment; or by reason of the elements; or resulting from the carelessness, negligence or improper conduct on the part of any other Tenant or of the Landlord or the Landlord's or this or any other Tenant's agents, employees, guests, licensees, invitees, subtenants,


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            assignees or successors; or attributable to any interference with, interruption of or failure, beyond the control of the landlord, of any services to be furnished or supplied by the Landlord.

Non-Waiver 22nd: The various rights, remedies, options and elections of the by Landlord Landlord, expressed herein, are cumulative, and the failure of the
            Landlord to enforce strict performance by the Tenant of the conditions and covenants of this lease or to exercise any election or option or to resort or have recourse to any remedy herein conferred or the acceptance by the Landlord of any installment of rent after any breach by the Tenant, in any one or more instances, shall not be construed or deemed to be a waiver or a relinquishment for the future by the Landlord of any such conditions and covenants, options, elections or remedies, but the same shall continue in full force and effect.

Non-Per-    23rd: This lease and the obligation of the Tenant to pay the rent
formance    hereunder and to comply with the covenants and conditions hereof, by Landlord shall not be affected, curtailed, impaired or excused because of the
            Landlord's inability to supply any service or material called for herein, by reason of any rule, order, regulation or preemption by any governmental entity, authority, department, agency or subdivision or for any delay which may arise by reason of negotiations for the adjustment of any fire or other casualty loss or because of strikes or other labor trouble or for any cause beyond the control of the Landlord.

Validity    24th: The terms, conditions, covenants and provisions of this lease
of Lease    shall be deemed to be severable. If any clause or provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision herein, but such other clauses or provisions shall remain in full force and effect.

Notices 25th: All notices required under the terms of this lease shall be given and shall be complete by mailing such notices by certified or registered mail, return receipt requested, to the address of the parties as shown at the head of this lease, or to such other address as may be designated in writing, which notice of change of address shall be given in the same manner.

Title and   26th: The Landlord covenants and represents that the Landlord is the
Quiet       owner of the premises herein leased and has the right and authority
Enjoyment   to enter into, execute and deliver this lease; and does further covenant that the Tenant on paying the rent and performing the conditions and covenants herein contained, shall and may peaceably and quietly have, hold and enjoy the leased premises for the term aforementioned.

Entire      27th: This lease contains the entire contract between the parties.
Contract    No representative, agent or employee of the Landlord has been authorized to make any representations or promises with reference to the within letting or to vary, alter or modify the terms hereof. No additions, changes or modifications, renewals or extensions hereof, shall be binding unless reduced to writing and signed by the Landlord and the Tenant.


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Mechanics'  30th: If any mechanics' or other liens shall be created or filed
Lien against the leased premises by reason of labor performed or materials furnished for the Tenant in the erection, construction, completion, alteration, repair or addition to any building or improvement, the Tenant shall within fifteen days thereafter, at the Tenant's own cost and expense, cause such lien or liens to be satisfied and discharged of record together with any Notices of Intention that may have been filed. Failure so to do, shall entitle the Landlord to resort to such remedies as are provided herein in the case of any default of this lease, in addition to such as are permitted by law.

Waiver of   31st: The Tenant waives all rights of recovery against the Landlord
Subrogation or Landlord's agents, employees or other representatives, for any
Rights      loss, damages or injury of any nature whatsoever to property or persons for which the Tenant is insured. The Tenant shall obtain from the Tenant's insurance carriers and will deliver to the Landlord, waivers of the subrogation rights under the respective policies.


Security    32nd: The Tenant has this day deposited with the Landlord the sum of
See         $10,000.00 as security for the payment of the rent hereunder and the
Par. 36     full and faithful performance by the Tenant of the covenants and conditions on the part of the Tenant to be performed. Said sum shall be returned to the Tenant, without interest, after the expiration of the term hereof, provided that the Tenant has fully and faithfully performed all such covenants and conditions and is not in arrears in rent. During the term hereof, the Landlord may, if the Landlord so elects, have recourse to such security, to make good any default by the Tenant, in which event the Tenant shall, on demand, promptly restore said security to its original amount. Liability to repay said security to the Tenant shall run with the reversion and title to said premises, whether any change in ownership thereof be by voluntary alienation or as the result of judicial sale, foreclosure or other proceedings, or the exercise of a right of taking or entry by any mortgagee. The Landlord shall assign or transfer said security, for the benefit of the Tenant, to any subsequent owner or holder of the reversion or title to said premises, in which case the assignee shall become liable for the repayment thereof as herein provided, and the assignor shall be deemed to be released by the Tenant from all liability to return such security. This provision shall be applicable to every alienation or change in title and shall in no wise be deemed to permit the Landlord to retain the security after termination of the Landlord's ownership of the reversion or title. The Tenant shall not mortgage, encumber or assign said security without the written consent of the Landlord.

            33. Place of Payment:

            All rent shall be payable without prior notice or demand at the office of the Lessor, address listed above, or at such other place as Lessor may designate from time to time by notice in writing. Lessee shall be subject to a late penalty of three (3%) percent of the monthly rental unless Lessee's payment is received by Lessor at its offices before the close of business on the 12th day of each month.

            34. Agency:

            It is hereby expressly agreed and understood that Leonard Eisner is acting as Agent only, and shall not in any event be held liable to the Lessor or to Lessee for the fulfillment or nonfulfillment of any of the terms or conditions of this Lease or for any action or proceedings that may be taken by the Lessor against Lessee or by Lessee against the Lessor. Lessor agrees to pay agent, his successor or assigns, a six (6%) percent commission on the net rental, as rent is collected by Lessor. This provision shall be binding upon Lessor's successors or assigns, and shall continue during any period of renewal or extension in which Lessee continues to occupy the Premises and pay rent.

            35. Termination:

                  A. The Expiration Date of this Lease shall be August 31st,
            1993, five years and eleven days from the Commencement Date hereof, and the Lease shall expire without the necessity of any notice from either party to the other.

                  B. In the event that Lessee shall fail or refuse to vacate on the Expiration Date or any extension thereof, then it is expressly agreed that, if rent is accepted by Lessor for any period after the Expiration Date and only for so long as rent is accepted, such holding over of the Premises by Lessee shall create a tenancy from month to month subject to all the same terms and conditions as are in effect on the last day of the preceding term -- except that the monthly rent shall be increased to an amount equal to twice the minimum monthly rent effective on the last day of the preceding term. All powers granted to Lessor by this Lease may be exercised and all obligations imposed upon Lessee by this Lease shall be performed by Lessee as well, during any holding over or extension of the original term of this Lease, as during the original term itself.

                  C. Lessee shall surrender the Premises to Lessor in good order and condition. So long as Lessee is not in default hereinunder, all furniture, trade fixtures and/or equipment installed in the Premises at the expense of Lessee shall remain the property of Lessee, and Lessee shall have the right to remove same during the term of this Lease and any renewal or extension thereof; provided however that Lessee agrees to repair at its cost and expense any damage done to the Premises by reason of the removal of such furniture, fixtures or equipment. Any improvements made hereunder by Lessee shall, only at Lessor's option, remain upon the Premises at the termination of this Lease. Otherwise, Lessee shall remove said improvements at its expense, and return the Premises to substantially the same condition that existed on the Date the Lease was executed, wear and tear from a reasonable use thereof and damage by the elements not resulting from the neglect or fault of Lessee excepted.

                  D. Lessee shall have the option of terminating the Lease
            during the period extending from the first day of the Twenty-Fifth month through the last day of the Thirty-Sixth month provided, during said option period, Lessee gives Notice to lessor at least six (6) months in advance of the Termination Date and prepays Lessor the equivalent of six (6) months rent beyond the Termination Date; said payment shall be received by Lessor at least ten (10) days prior to commencement of moving out Lessee's property. The Termination Date shall be the Date upon which Lessee has completely vacated the Premises.

            36. Security Deposit:

            Lessee does herewith deposit with Lessor the sum of Three Thousand, One Hundred and Ninety-Nine Dollars and Thirty-One Cents ($3,199.31) to be added to the current deposit of $4,175.00 plus accrued interest in the amount of $2,625.69, together which equals one month rent and shall be held by Lessor as security for the full and faithful performance by Lessee of Lessee's obligations under this Lease and for the payment of damages to the demised Premises. Except for such sum(s) as shall be lawfully applied by Lessor to satisfy valid claims against Lessee arising from defaults under this Lease or by reason of damages to the demised Premises, the Security Deposit shall be returned to Lessee at the expiration of the term or any renewal or extension thereof. Lessee understands and agrees that no part of the Security Deposit shall be used or construed by Lessee as payment for any of its obligations hereinunder except as Security Deposit. Simple interest at five percent per annum shall be credited once annually to Lessee's Security Deposit Account.

            37. Condition of Premises:

            Lessee agrees to accept and occupy the Premises in its present "as is" condition as of the date of execution of this Lease, and any alterations which Lessee desires to make to the Premises shall be done at Lessee's sole expense and liability in strict accordance with the provisions of Paragraph 38 hereinunder. Lessor shall not be held responsible or liable for the furnishing of any utility services or for the failure of any utility company to furnish any services to the Premises.

            38. Alterations and Improvements by Lessee:

                  A. Provided that such installation shall not adversely affect the roof and structural soundness of the Premises or any systems contained therein, Lessee shall have the right to make reasonable alterations, additions or improvements to its space during the term of this Lease, provided Lessee shall first give written notice to Lessor, including plans and specifications, fully describing its needs and intentions, and Lessee shall not commence with any work without first receiving from Lessor written approval, which shall not be unreasonably withheld.

                  B. Any labor performed or materials furnished in or about the demised Premises shall be performed or furnished in strict compliance with all applicable laws, regulations, ordinances and requirements of all duly constituted municipal authorities or other governmental bodies having jurisdiction, and the requirements of any Board of Fire Underwriters having jurisdiction.

                  C. Prior to the commencement of any work on the Premises,
            Lessee shall procure from each of its contractors and/or subcontractors a Waiver of Mechanic's Liens in a form satisfactory to Lessor, and shall record same in the Office of the Recording Clerk of Burlington County. A copy of each such Waiver, bearing the Date and Time Stamp of the Clerk, shall be given to Lessor. Lessee shall procure also from its contractors and/or subcontractors Certificates of Insurance, evidencing that General Liability and Workmens Compensation Insurance is in force with minimum limits of $500,000, and shall furnish copies of all Certificates to Lessor.

                  D. Any outside storage areas or facilities required by Lessee shall be completely enclosed by means of a masonry wall, high grade galvanized or aluminum chain link fence or other materials, as approved by Lessor in accordance with Subparagraph A hereinabove, and screened with landscaping, or stay in compliance with the appropriate governmental authority.

                  E. In the course of designing, installing, operating and
            maintaining its activities on the Premises, Lessee shall expressly provide for the safe and careful handling, storing and disposing of any noxious, corrosive, flammable or hazardous chemicals, vapors, substances or byproducts or any material which might contaminate the environment in violation of any covenant, public law or regulation. In no event shall such items be permitted upon the Premises unless same are strictly ancillary and incidental to Lessee's permitted primary use.

                  1. Provisions hereunder shall include, but not be limited to, such things as ample ventilation and continuously operated exhaust systems, use of indirect fired (i.e., non-open flame) heat sources, application of special paints or coatings, frequent cleanings, and any other treatments reasonably indicated in order to prevent damage to any part of the demised Premises or systems appurtenant thereto. Exhaust systems shall be regulated or isolated so that burner flames in the heating equipment are not subjected to backdrafts.

                  2. Lessee acknowledges that the phrase, "reasonable wear and tear" under Paragraph 36. hereof shall not be construed to include material deterioration to the structural steel, mechanical, plumbing or electrical systems resulting from corrosive substances or damage to heating equipment from excess exhaust pressure from any of Lessee's equipment or machinery. Lessee also agrees that it shall indemnify and save Lessor harmless from and against any and all claims, demands, or liability arising from Lessee's use of any material which could be subject to regulation under any law, including without limitation any material classified as hazardous, toxic or flammable by any governing agency having jurisdiction.

            39. Operation, Maintenance and Repair Expense:

                  A. This Lease is a "NET" Lease whereby immediately upon
            possession of the Premises and throughout the term, in addition to the minimum annual rent specified in the 1st

            Paragraph hereof and except as specifically excluded in Subparagraph
            D. below, Lessee shall assume responsibility for all costs relative to the operation, maintenance and repair of the demised Premises, facilities and equipment, including but not limited to:

                  1. all utility services (e.g., electricity, public water and sewerage, fuels for heating or production, refuse collection, etc.).

                  2. all site maintenance (e.g., snow removal, lawnmowing, spraying of diseased trees or replacement of dead trees, weeding and mulching of beds, etc.).

                  3. reimbursement to Lessor of the cost of all real estate taxes and premiums for fire insurance and extended coverage. Lessee may place the fire and extended coverage of the Premises as part of its own insurance package, provided (a) the company with which coverage is placed has a Best's Key Rating Guide (Property and Casualty) of A12 or better, (b) coverage pertaining to the Premises alone shall be of an amount satisfactory to Lessor, and (c) that Certificates of Insurance, naming Lessor as Additional Insured, shall be promptly given to Lessor as coverage is initially placed, renewed or replaced.

                  4. all necessary or appropriate replacements, renewals and repairs, except as provided in Subparagraph D., required to keep and maintain the demised Premises and all systems, equipment and apparatus appurtenant thereto or used in connection therewith in good order and condition:

                        a. Lessee shall arrange directly for the performance of regular/periodic inspections and service of the heating and air conditioning equipment by a reputable company. Verification, in the form of copies of executed Maintenance Agreements or copies of paid Invoices, shall be furnished to Lessor upon request. In the event Lessee fails to procure and verify such service, Lessor shall have the right, but not the duty, to procure these services on behalf of the Lessee, and Lessee agrees to reimburse Lessor within fifteen days of presentation of bills for all costs thereof. In any event, it shall be Lessee's obligation to place the heating and air conditioning equipment in good operating condition as of the termination of this Lease; in the absence of full verification described herein, Lessee shall be obligated to pay for final inspecting and servicing by Lessor's contractor.

                        b. between inspections it shall be the sole responsibility of Lessee to change all filters appurtenant to the heating and air conditioning system at regular intervals, based upon recommendations of the manufacturer or service representative; said intervals to be increased if indicated by Lessee's production activities.

                  B. Lessor shall render Statements on a quarterly basis
            pertaining to all applicable charges under this Paragraph, and shall provide copies of all invoices or receipts in support thereof. Lessee agrees to reimburse Lessor within fifteen (15) days of the Statement Date; any reimbursements not received by Lessor within thirty (30) days of the Statement Date shall be subject to a late penalty of three (3%) percent. Lessee understands and agrees that billing by Lessor of Expenses hereunder in quarterly installments is for convenience only and agrees, if Lessee defaults in the payment of same and upon notice from Lessor, to immediately increase its regular monthly base rental payment by an amount equal to one-twelfth of the aggregate annual amount of the expenses, as estimated by Lessor.

                  C. Lessee agrees that any repairs, replacements and renewals and/or any labor or materials performed or furnished in or about the demised Premises shall be governed by the same standards and requirements specified in Paragraph 38 above.

                  D. Lessor shall be responsible for maintenance and repair of the roof and structural portions of the building. Upon receipt of written notice from Lessee, Lessor agrees to proceed with due diligence to repair at its own expense any leaks in the roof or make any repair to the structural portions of the building, provided such repairs are not necessitated by any act or neglect on the part of Lessee or any of its contractors or subcontractors.

                  E. Notwithstanding the fact that Lessor has no
            responsibilities hereunder for the making of repairs to the demised Premises, other than as specified in Subparagraph D. above, the parties agree that if as a result of the emergency nature of certain repairs Lessor should be required to enter the demised Premises and make such repairs, then and in such event Lessee shall reimburse Lessor within fifteen (15) days for the actual reasonable costs of such repairs and Lessee agrees that Lessor's entry upon the demised Premises without its consent in such emergency shall be permitted under the terms hereof.

            40. Fire Extinguishers:

            Lessee shall provide at its own expense all fire extinguishers required to meet the current O.S.H.A. and Moorestown Township or New Jersey State Fire Code requirements.

            41. Comprehensive General Liability Insurance:

            Lessee shall provide and keep in force at its sole expense during the term of this Lease Comprehensive General Liability insurance in order to protect Lessee, and naming Lessor as an additional insured therein, against any and all liability with a bodily injury and property damage combined single limit of at least One Million Dollars ($1,000,000.00) with respect to any one occurrence and an aggregate limit of at least Two Million Dollars ($2,000,000.00). Prior to taking possession of the Premises, Lessee shall provide Lessor with a Certificate of the Insurer with whom coverage is in force and effect, and shall furnish additional Certificates as coverage is renewed and replaced.

            42. Notice:

            All Notices required to be given by the parties to this Lease shall be sufficiently given if sent by Registered or Certified Mail, postage prepaid, or hand delivered to Lessee at 351 New Albany Road, Moorestown, NJ 08057, or to Lessor at Gwynedd Plaza I, Suite 201, Spring House, PA 19477, with a copy to Leonard Eisner, P.O. Box 3541, Cherry Hill, NJ 08034; or such other address as the parties may direct by subsequent Notice.

            43. Access and Inspections by Lessor:

            Lessor or a duly authorized agent of Lessor may enter the Premises at all reasonable times in order to make inspections and/or make necessary repairs, alterations or additions thereto or to the building of which the Premises is a part. Lessor agrees however that, without the consent of Lessee, no work will be done upon the Premises except during business hours, unless such work is of emergency nature.

            44. Use and Occupancy:

                  A. Lessee hereby covenants and agrees that its business shall be conducted in accordance with all applicable ordinances, laws, orders, notices, rules, regulations and requirements of any municipal, state or federal body, including any regulatory Agency, Authority or Board of Underwriters having jurisdiction or setting standards applicable to the Premises. Lessee shall comply at its sole cost and expense with all such requirements governing Lessee's occupancy and activities, including all requirements the Loss Control/Safety Engineering staff of any Insurance Company(ies) with whom coverage is in force.

                  1. This provision shall apply, in particular, to the treatment, production, storage, handling, transfer, processing, transporting, use, disposal and release of hazardous substances, toxic or radioactive matter. Lessee shall take all due precautions with any other material or substance which, even if not regulated by law or requirements as aforesaid, which could pose a hazard to the health and safety of the current or future occupants of the Premises, or the owners or occupants of property adjacent to or in the vicinity of the Premises. Lessee shall be solely responsible for compliance with the Comprehensive Environmental Responsibility Compensation and Liability Act resulting from its use and occupancy of the Premises.

                  2. Lessee hereby agrees to protect, indemnify and hold Lessor harmless from and against any and all loss, damage, expense, cause of action, suits, demands, judgements and claims of any nature whatsoever, including removal, clean-up and restoration work resulting from the breach of these covenants by Lessee, its agents, contractors, employees, licensees, subtenants or invitees.

                  3. Lessee's obligations hereunder shall survive the termination of this Lease, and it shall be the duty of Lessee to notify Lessor immediately upon learning of any inquiry, investigation or proceeding regarding any activity affected by the provisions hereunder.

                  C. Lessee shall deposit no process waste into the sanitary sewer system serving the Premises, and agrees that only sanitary waste shall be inserted into the sanitary sewer system. Lessee shall not maintain any "hazardous materials" (as such term is defined by federal and state law) on the Premises or the lot of which the Premises is a part, and shall be solely responsible for compliance with the Comprehensive Environmental Responsibility Compensation and Liability Act resulting from its use and occupancy of the Premises.

            45. Lease Renewal Option:

            Provided Lessee is not then in default hereinunder, On or before March 1st, 1993, Lessee shall give Lessor written Notice of its intention to renew this Agreement for an additional period of five
            (5) years, subject to all the same terms and conditions as hereinunder except that the minimum annual rent in the 1st Paragraph hereinabove shall be increased by a factor equivalent to the percentage increase in the U.S. Department of Commerce, Bureau of Labor Statistics, Consumer Price Index [All Items (1982-84 = 100)] for Philadelphia (SMSA), Pennsylvania for the period from September 1, 1988 through August 31, 1993. Retroactive adjustment of the rental shall be made as needed, and in the event the Consumer Price Index is discontinued it is agreed the Index taking its place shall be used. In no event shall the minimum annual rent be less than the rent which prevailed during the last year of the term hereof.

            46. Authority:

            Each party warrants and represents to the other that it has full power and authority to enter into this Lease without approval by any other person. All the terms, covenants and conditions herein contained shall inure to the benefit of and shall bind the respective parties hereto, and their heirs, executors, administrators, personal or legal representatives, successors and assigns.

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.


                                             TELESCIENCES C O SYSTEMS, INC.


/s/ Robert Onraet V.P.                   /s/ Terry Stavropoulos
------------------------------------     --------------------------------------
Attest:  ROBERT ONRAET         Title     Name                       Title (SEAL)
                                         TERRY STAVROPOULOS, Vice President


                                         LINE LEXINGTON MANAGEMENT CORP.


Witness: /s/                             /s/ Manny J. Neff, Pres.
         ---------------------------     --------------------------------------
                                         Manny J. Neff, President         (SEAL)